Exhibit 31.1

             Certification of Chief Executive Officer pursuant to
  Rules 13a-14(a) and 15d-14(a) of the Securities and Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


      I, Brad Jacoby, certify that:

 1. I have reviewed this quarterly report on Form 10-QSB of Integrated Performance Systems, Inc. ("IPS");

 2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

 3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

 4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for IPS and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

      (b) Evaluated the effectiveness of IPS's disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      (c) Disclosed in this quarterly report any change in IPS's internal control over financial reporting that occurred during IPS's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, IPS's internal control over financial reporting; and

 5. IPS's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

      (a) All significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect IPS's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in IPS's internal control over financial reporting,


 Date: March 10, 2006            /s/ BRAD JACOBY
                                 -------------------------------------
                                 Brad Jacoby
                                 President and Chief Executive Officer